Exhibit 99.1

March 16, 2015 2016 Insurance Conference Investor Presentation W. Stancil Starnes Chairman & Chief Executive Officer Edward L. Rand, Jr . Executive Vice President & Chief Financial Officer

Forward Looking Statements

This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in "Item 1A, Risk Factors." Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.

We especially identify statements concerning our acquisition of Eastern Insurance Holdings, Inc. and the establishment of Lloyd's Syndicate 1729 as Forward Looking Statements and direct your attention to our news releases issued on September 24, 2013, our Current Report on Form 8K, issued on September 24, 2013 and our 10K, filed on February 20, 2014 for a discussion of risk factors pertaining to these transactions and subsequent integration into ProAssurance.

Non-GAAP Measures

This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website, www.ProAssurance.com, and in the related Current Report on Form 8K disclosing that release.

ProAssurance. Treated Fairly

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ProAssurance Corporate Profile

- Healthcare-centric specialty liability insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominately HCPL
  - Workers' Compensation
  - Life sciences and medical devices
  - Attorney's professional liability
- Market Cap: ~$2.9 billion
- Shareholders' Equity: $2.2 billion
- Total Assets: $5.2 billion
- Claims-Paying Ratings
  - A. M. Best: "A+" (Superior)
  - Fitch: "A" (Strong)

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ProAssurance Corporate Profile 35 offices in three countries Writing in 50 states & DC Emerging international business Employees: 960 Legal entities: 32 Corporate Headquarters Claims Offices Claims / Underwriting Offices Underwriting Offices Lloyds Business Unit # of Offices # of Employees (approx.) Lines of Business PRA MPL & Corporate 22 550 MPL, HPL, E&S PICA 1 100 Podiatry & Chiro. PL Eastern 7 250 WC; Captive Facilities Medmarc 2 55 Products Liability, LPL PRA Risk Solutions 1 3 ART Cayman Islands 4

2014 Income Statement Highlights Solid profitability in a challenging market in millions, except per share data December 31, Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 780 $ 568 +37% Net Investment Result $ 130 $ 137 - 5% Total Revenues $ 852 $ 740 +15% Total Expenses (Includes Loss Costs) $ 590 $ 375 +57% Net Income (Includes Realized Investment Gains & Losses and Gain on Acquisition) $ 197 $ 298 - 34% Operating Income $ 186 $ 221 - 16% Net Income per Diluted Share $3.30 $4.80 - 31% Operating Income per Diluted Share $3.13 $3.56 - 12%

2014 Balance Sheet Highlights Split adjusted, in billions, except Book Value per share Shareholders’ Equity $ 2.2 $ 2.4 - 10 % Total Investments 4.0 3.9 + 2 % Total Assets 5.2 5.2 ̶ Policy Liabilities 2.4 2.4 + 2% 2014 2013 CHANGE $ 1.15 $1.42 $1.70 $1.86 $2.16 $2.27 $ 2.39 $2.16 2007 2008 2009 2010 2011 2012 2013 2014 Shareholders’ Equity: 87 % Increase Since 2007 Book Value per Share $ 38.17 $ 39.13 - 2% Maintaining the financial strength required to keep our insurance promise

Demonstrated Commitment to Capital Management Capital return at historic levels – $443 million in 2014 Dividends Declared YTD: $15.2 mln 2014: $220.5 mln Quarterly dividend: $0.31/share Yield: Approximately 2.6% YTD Buyback: $46 mln 1.0 mln shares $ 136 mln authorized (3/15/15) 2014 Buyback: $222.4 mln 4.9 mln shares $576 mln since 2007 $ 46 $222 $32 $ 21 $106 $52 $88 $54 $ 15 $150 $154 $ 71 $65 $38 $15 $61 $ 443 $97 $192 $ 36 $106 $52 $88 $54 YTD 15 2014 2013 2012 2011 2010 2009 2008 2007 Share buybacks Special Dividends Regular Dividends As of March 15 , 2015 $ in millions Buyback & Dividends 7

Key Strategies We provide insight into our strategies to succeed

We Are Responding to: The evolution of healthcare How does consolidation into larger entities affect our ability to compete? Will the Affordable Care Act change the medical professional liability landscape? Our acquisition of Eastern Insurance Alliance Why workers’ compensation and why this workers’ compensation company? Does this signal a pivot away from medical professional liability? Questions About Capital Management What are you going to do with all that capital? 9

The Evolution of Healthcare American healthcare is wrestling with the question of cost vs. care W e can deliver more care than we can afford Changes were certain even without the Affordable Care Act (ACA) Restructuring is producing profound changes in healthcare Larger entities are forming to harvest economies of scale Healthcare delivery is being pushed down to lower cost providers The ACA is creating additional layers of complexity Healthcare delivery will be in continuous flux for years to come Patient frustration and unexpected outcomes are expected but have not yet appeared 10

The ProAssurance Response 11 Our long - term focus on financial strength is central to our overall strategy and success ProAssurance has thrived across all insurance cycles We are building the platform that will allow us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

The ProAssurance Response

- Leveraging our reach, expertise and financial strength
- $26 mln in annualized premium in the Certitude™ program in partnership with Ascension Health
  - Insuring Ascension-affiliated physicians through coordinated, jointly insured programs
  - Adding Ascension-employed physicians and facilities in select states
- Partnerships with existing physician-focused companies to leverage hospital expertise
  - Venture with CAP-MPT: CAPAssurance
  - Now writing large groups and facilities



States with Active Certitude Programs
States with Ascension Health Ministry Locations*
States with Active CAPAssurance Policies

*www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148

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The ProAssurance Response 13 Alternative risk and self - insurance opportunities Captive insurance programs allow large, sophisticated healthcare customers to control their own insurance programs for both professional liability and workers’ compensation Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Risk sharing/high deductible programs Risk Purchasing Groups for specific specialties or regions Joint physician/hospital insurance products addressing the unique risk tolerance and claims expectations of each insured

The ProAssurance Response 14 New Products and Services ProAssurance Risk Solutions sm Newly formed unit brings proven expertise to address complex risk financing challenges in both healthcare liability and workers’ compensation ProAssurance Complex Medicine ( ProCxM ) Targets larger entities with self - insured retentions Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay Swett & Crawford Group New D&O coverage for existing healthcare insureds New liability theories emerge as larger entities evolve

The Workers Compensation Question The Eastern acquisition cements our commitment to medical professional liability We now can provide a single source for the two most difficult coverages bought by healthcare institutions This transaction is part of our push to become a larger force with the broker community Brokers are favored by larger institutions Provides important cross - selling and differentiating opportunities for our specialist independent agents who remain important in our distribution to existing business Adds significant profitable business Do not paint Eastern with a broad workers’ compensation brush 15

Consistent Profitability in Workers' Comp 16 Historical Combined Ratio (1) excluding fair value adjustment and intangible asset amortization, transaction - related and other one - time charges (1) 79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 96.0% 91.8% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2006 – 2013 is Traditional Workers’ Compensation only

Eastern Differentiates in Workers’ Compensation 17 Disciplined individual account underwriting with focus on rate adequacy in rural territories Dedicated to effective claims management and returning injured workers to wellness Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance

Eastern Differentiates in Workers’ Compensation Extensive medical cost containment strategies Average five - year medical cost inflation of 0.6 % Use of a proactive, unique claims approach that has always differentiated ProAssurance Proactive claims management Use of Compromise & Release where permitted by law Strategic use of return - to - wellness initiatives Recognized as a short - tail writer Examples: 12 open claims in the Traditional (non - captive) book for accident years 2007 and prior 59.7 % of 2013 and prior claims closed in 2014 18

The Capital Question Capital is a precious resource for us and our investors Highest use is investing in the business through M&A or strategic initiatives We have demonstrated our commitment to effective capital management 19

Capital Growth and Total Capital Return 20 A superb track record under the current senior management team ( Q2 2007 to Q4 2014) Shareholders Equity grown from $1.15 billion to $ 2.16 billion (87%) Additionally, $1.1 billion returned to shareholders in the form of share repurchase and dividends Additionally, $754 million deployed in key strategic acquisitions to transform ProAssurance $ in 000’s Dividends Declared Share Repurchase Acquisition Total 2007 ̶ $ 54,201 ̶ $ 54,201 2008 ̶ 87,561 ̶ 87,561 2009 ̶ 52,045 $ 137,800 189,845 2010 ̶ 106,346 233,000 335,346 2011 $ 15,269 21,013 ̶ 36,282 2012 192,466 ̶ 24,000 216,466 2013 64,777 32,437 153,700 250,914 2014 220,464 222,360 205,244 648,828 YTD 15 15,164 46,001 ̶ 61,165 Total $ 508,140 $ 621,964 $ 753,744 $ 1,880,608 Through 3/15/15

Key Points 21 ProAssurance has always evolved ahead of the curve in our industry — we continue that trend We have proven our ability to thrive across insurance cycles and produce significant returns for long - term shareholders Our long - term focus on financial strength and sustained value creation is central to our overall strategy Our management team is heavily invested — professionally and financially in our success

March 16, 2015 2016 Insurance Conference Investor Presentation W. Stancil Starnes Chairman & Chief Executive Officer Edward L. Rand, Jr . Executive Vice President & Chief Financial Officer